Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of January 15, 2024, by and among FITELL CORPORATION, a Cayman Islands exempted company (the “Company”), and the investors listed on the signature pages thereto (each an “Investor” and collectively, the “Investors”).

RECITALS

The Company desires to offer and sell to the Investors, and the Investors desire to purchase from the Company, in one or more closings (the “Offering”), in reliance upon an exemption from securities registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D (“Regulation D”) and/or Regulation S (in case of an offshore transaction that was negotiated outside the United States that will be consummated and closed outside the United States in reliance upon an exemption from securities registration pursuant to Regulation S), as promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, a minimum of $3,000,000.00 (the “Minimum Amount”) and a maximum amount of $4,000,000.00 (the “Maximum Amount”) of certain 8% Senior Unsecured Convertible Promissory Notes, substantially in the form attached as Exhibit A hereto, with a 8% original issue discount (each a “Note” and collectively, the “Notes”), convertible into ordinary shares, par value $0.0001 per share of the Company (the “Ordinary Shares”), upon the terms and subject to the limitations and conditions set forth in such Note. In addition, the Company will issue to each Investor as additional consideration for the purchase of the Note, a stock purchase warrant to purchase 5,645,455 Ordinary Shares (the “Warrant”), exercisable for a period of five (5) years, at an exercise price of 120% per share (the “Exercise Price”) of the closing price of an Ordinary Share at each Closing Date (as defined below), and on other terms and conditions as set forth on the Warrant, substantially in the form attached hereto as Exhibit B.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Purchase and Sale of Notes.

1.1 Issuance and Sale of Notes. Subject to the terms and conditions of this Agreement, the Investor[s severally and not jointly] agree to purchase at the Closing (as hereafter defined), and the Company agrees to issue and sell to the Investors at the Closing, the Notes and Warrants in principal amount set forth on each Investor’s signature page hereto, which will be reflected opposite such Investor’s name of the Schedule of Investors attached hereto.

1.2 Closing.

(a) First Closing. Subject to the terms and conditions set forth in this Agreement and at such time as the Company and Investors mutually agree, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company at the first closing, the Notes in principal amount as set forth on the signature page attached hereto, which will be reflected opposite such Investor’s name on the Schedule of Investors attached hereto (the “First Closing”). The date of the First Closing is hereinafter referred to as the “First Closing Date”.

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(b) Subsequent Closing(s). Subject to the terms and conditions set forth in this Agreement, the Company may have subsequent closings at which the Company shall issue and sell to each Investor, and each such Investor shall, severally and not jointly, purchase from the Company on the Subsequent Closing Date (as hereafter defined) the Notes in the principal amount as set forth on the signature pages attached hereto, which will be reflected opposite such Investor’s name on Schedule of Investors attached hereto (a “Subsequent Closing”). There may be more than one Subsequent Closing. The date of any Subsequent Closing is hereinafter referred to as a “Subsequent Closing Date”). Notwithstanding the foregoing, the maximum principal amount of the Notes to be sold at the First Closing and all Subsequent Closings shall be the Maximum Offering Amount, and the date upon which the Notes are sold hereunder shall be referred to as the “Final Closing Date.” The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing.” The First Closing Date, any Subsequent Closing Dates and the Final Closing Date are sometimes referred to herein as a “Closing Date.” The Company may sell the Notes through January 16, 2024 (as such date may be extended by the Company, the “Offering Period”).

(c) Closing Location. All Closings shall occur remotely via the exchange of documents and signatures.

(d) Acceptance of Subscriptions. Each Investor understands and agrees that the Company, in its sole and absolute discretion, reserves the right to accept or reject any subscription for the Notes, in whole or in part. If the subscription is rejected in whole or the Offering is terminated, all funds in whole or in part, in its sole discretion, subject to the obligation to return to the Investor, without interest or deduction, any funds paid by the Investor with respect to a rejected subscription or portion thereof. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this subscription will continue in full force and effect to the extend this subscription was accepted.

1.3 Form of Payment. Each Investor shall pay the purchase price equal to the principal amount of the Note less the 8% original discount of the principal amount of the Note being subscribed for (the “Purchase Price”), to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Notes, and (ii) the Company shall deliver such duly executed Note and Warrant on behalf of the Company, to each Investor, against delivery of such Purchase Price.

1.4 Warrant. On or before the Closing Date, the Company shall issue the Warrant to the Investors pursuant to the terms contained therein, which shall be earned in full as of each Closing Date.

2. Representations and Warranties of the Company. The Company represents and warrants to the Investors as of the Closing Date that:

2.1 Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Subsidiaries of the Company and the jurisdiction in which each is incorporated is set forth on Exhibit 21.1 to the Company’s Registration Statement on Form F-1 (Registration No. 333-267778) filed with the Securities and Exchange Commission on July 26, 2023. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

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2.2 Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note, the Warrant and to consummate the transactions contemplated hereby and thereby and to issue the Note, the shares of Ordinary Shares (the “Conversion Shares”) issuable upon due conversion of the Note, the Warrant and the shares of Ordinary Shares (the “Warrant Shares”) convertible upon due exercise of the Warrant (collectively, the Note, the Warrant, the Conversion Shares and the Warrant Shares, the “Securities”), in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Securities by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and Warrant, as well as the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares issuable upon conversion of the Note and/or exercise of the Warrant) have been duly authorized and approved by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, its shareholders, or its debt holders is required, except that in accordance with Nasdaq Marketplace Rule 5635, prior to the issuance of equity securities equal to or greater than 20% of the outstanding share capital of the Company, the Company shall obtain approval from holders of the Company’s equity securities; (iii) this Agreement, the Note and Warrant (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement, the Note and Warrant and the other instruments documents executed in connection herewith or therewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note and Warrant, each of such instruments will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, , except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.3 Capitalization; Governing Documents. As of the Closing Date, the Company is authorized to issue 500,000,000 Ordinary Shares with a par value $0.0001 each. All of such outstanding shares of capital stock of the Company are, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, other than as publicly announced prior to such date and reflected in the SEC Documents of the Company (as defined below) (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities.

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2.4 Issuance of Conversion Shares and Warrant Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Note and/or exercise of the Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

2.5 Issuance of Warrant. The issuance of the Warrant is duly authorized and will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

2.6 Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect of the Conversion Shares and the Warrant Shares to the Ordinary Shares upon the conversion of the Notes and/or exercise of the Warrant. The Company further acknowledges that its obligation to issue, upon conversion of the Notes and/or exercise of the Warrant, the Conversion Shares and/or Warrant Shares, are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

2.7 No Conflicts. Conditioned upon the representations and warranties of Investors in Section 3 hereof being true and correct, the execution, delivery and performance of this Agreement and the Note and the Warrant by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Memorandum and Articles of Association (as the same may be amended or restated from time to time, the “Charter”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or regulations of any self-regulatory organizations applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iv) trigger any anti-dilution provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act or Principal Market (as defined below), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and, upon conversion of the Note and/or exercise of the Warrant, issue Conversion Shares and/or Warrant Shares as applicable. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Ordinary Shares are listed on the NASDAQ Capital Market, and the Company is not in violation of the listing requirements of NASDAQ Capital Market, and has taken no action designed to, or likely to have the effect of, delisting the Ordinary Shares, nor has the Company received any written notification that the Principal Market is contemplating terminating such listing. Principal Market (as defined herein) and does not reasonably anticipate that the Ordinary Shares will be delisted by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The “Principal Market” shall mean the principal securities exchange or trading market where such Common Stock is listed or traded, including but not limited to any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

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2.8 SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2023, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the Exchange Act. The Company has never been a “shell company” as described in Rule 144(i)(1)(i).

2.9 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

2.10 No Brokers; No Solicitation. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company acknowledges and agrees that neither the Investor nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement. The Company represents and warrants that neither the Investor nor its employee(s), member(s), beneficial owner(s), or partner(s) is required to be registered as a broker-dealer under the Exchange Act in order to (i) enter into or consummate the transactions encompassed by this Agreement, the Note, Warrants, and the related subscription documents entered into in connection herewith (the “Subscription Documents”), (ii) fulfill the Investor’s obligations under the Subscription Documents, or (iii) exercise any of the Investors’ rights under the Subscription Documents (including but not limited to the sale of the Securities).

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3. Representations and Warranties of Investors. Each of the Investors, severally and not jointly, hereby represents and warrants that:

3.1 Authorization. Investor (i) if a natural person, represents that Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other Subscription Documents and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities; such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other Subscription Documents and to carry out the provisions hereof and thereof and to purchase and hold the Securities and the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom Investor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.

3.2 Purchase Entirely for Own Account. The Note and Warrant to be purchased by the Investor, and the Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of Warrant will be acquired for investment for the Investor’s own account and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Securities.

3.3 Accredited Investor. Such Investor is, and will be at the time of the conversion of the Notes, if any, an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the Commission under the Securities Act is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States privately-owned companies in the early stages of development in private placements in the past and, with its representatives, if any, has such knowledge and experience in financial, tax and other business matters as to enable such Investor to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which such Investor hereby agrees represents a speculative high-risk investment. Such Investor has the authority and is duly and legally qualified to purchase and own the Notes and Warrants. Such Investor is and acknowledges that it is able to fend for itself, able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Investor represents that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as evidenced on the Accredited Investor Certification, completed by the Investor, attached hereto as Schedule 1.

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3.4 Restricted Securities. Such Investor understands that the Securities have not been registered under the Securities Act, are and will be characterized as “Restricted Securities” under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and such Investor shall not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the Securities Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Investor may transfer (without restriction and without the need for an opinion of counsel) such securities to its Affiliates, provided that each such Affiliate is an “accredited investor,” as such term is defined under Regulation D, and such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, “control” means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

3.5 High Risk and Speculative Investment. Investor recognizes that the purchase of the Notes and the Warrants involve a high degree of risk including, but not limited to, the Risk Factors contained in the Company Annual Report on Form 20-F and other SEC Documents and the following: (a) the Company is likely to require funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the securities offered in this Offering; (c) the Investor may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited and (e) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Notes, and the other Securities. Investor has reviewed, or had the opportunity to review, all the SEC Documents and all Risk Factors and Forward-Looking Statements disclaimers contained therein.

3.6 General Solicitation. The offer to sell the Notes and the Warrant was directly communicated to such Investor by the Company. Investor is not purchasing the Notes and the Warrant as a result of any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and is not subscribing for the Notes and did not become aware of the Offering through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor.

3.7 Legends. It is understood that the Securities will bear the following legend or a legend substantially similar in scope:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN [THIS CERTIFICATE] [THIS NOTE]. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

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3.8 Disqualification. Such Investor represents that neither such Investor nor any person or entity with whom such Investor shares beneficial ownership of the Securities is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

3.9 Representations in Reliance on Regulation S. Investor understands that in order to rely on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act, the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities. In this regard, the Investor represents, warrants and agrees that:

(i) The Investor is not a U.S. Person 1 and is not an affiliate (as defined in Rule 50l(b) under the Securities Act) of the Company and is not acquiring the Securities, including the Notes and Warrants, for the account or benefit of a U.S. Person;

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Investor was outside of the United States.

(iii) The Investor will not, during the period commencing on the date of issuance of the Notes and ending on the six month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(iv) The Investor will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(v) The Investor was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap, unless in compliance with the Securities Act.

(vi) Neither the Investor nor or any person acting on his or its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Investor and any person acting on his or its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

1 A “U.S. Person” means any one of the following: (a) any natural person resident in the United States of America; (b) any partnership or corporation organized or incorporated under the laws of the United States of America; (c) any estate of which any executor or administrator is a U.S. person; (d) any trust of which any trustee is a U.S. person; (e) any agency or branch of a foreign entity located in the United States of America; (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and (h) any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

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(vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii) Neither the Investor nor any person acting on his or its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. The Investor agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(ix) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

3.10 Additional Agreements. Investor acknowledges, understands and agrees that if the Investor receives any Conversion Shares or Warrant Shares, Investor may be required to enter and Investor agrees to enter into certain documents, instruments and agreements in connection with the receipt of such Conversion Securities as further described in the Note. Such documents, instruments and agreements may contain restrictions on transferability and other terms, conditions and provisions in addition to those described herein.

4. ADDITIONAL COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS.

4.1 Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 5 of this Agreement.

4.2 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if Securities are sold and issued under Regulation D and to provide a copy thereof to the Investors promptly after such filing. If the sale of Securities to Investors at any Closing were sold in any state of the United States, the Company agrees to file notices under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investors.

4.3 Use of Proceeds. The Company shall use the proceeds for working capital purposes.

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4.4 No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

4.5 Disclosure of Transactions and Other Material Information. Promptly, but not more that within four (4) business days of the First Closing, the Company shall file a report on Form 6-K (if required) describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement, the form of Note (the “6-K Filing”). From and after the filing of the 6-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents that is not disclosed in the 6-K Filing. In addition, effective upon the filing of the 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investors or any of its affiliates, on the other hand, shall terminate.

4.6 Non-Public Information. The Company covenants and agrees that neither it, nor any other person acting on its behalf will provide each Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Investors shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Investor without such Investor’s consent, the Company hereby covenants and agrees that such Investor shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, not to trade on the basis of, such material, non- public information, provided that the Investors shall remain subject to applicable law. To the extent that any notice provided, information provided, or any other communications made by the Company, to the Investors, constitutes or contains material non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 6-K.

4.7. Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Company’s transfer agent to issue certificates and/or issue shares electronically at each Investor’s option, registered in the name of the Investor or its nominee, upon conversion of the Notes and/or exercise of the Warrant, in such amounts as specified from time to time by the Investor to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserved shares of Common Stock in the number required for the issuance of the Conversion Shares and the Warrant Shares signed by the successor transfer agent to the Company and the Company.

5. CLOSING CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors. The obligations of the Investors to purchase the Notes and acquire the Warrants at each Closing are subject to the satisfaction or waiver by each Investor, at or before the Closing of each of the following conditions:

(a) Execution of the Agreement. The Company shall have executed this Agreement and delivered the same to each Investor.

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(b) Delivery of the Note and Warrant. The Company shall have delivered to each Investor the duly executed Note and Warrant in such denominations as each Investor shall purchase and in accordance with Section 1(b) above.

(c) Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(d) No litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No Material Adverse Effect. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the Exchange Act reporting status of the Company or the failure of the Company to be timely in its Exchange Act reporting obligations.

(f) No Suspension. Trading in the Common Stock on the Principal Market shall not have been suspended by the SEC, or the Principal Market.

(g) Officer’s Certificate. The Company shall have delivered to the Investors (i) a certificate executed by the Company’s officer evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Registrar of Corporations (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date and (ii) resolutions adopted by the Company’s Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby.

(h) Trading Market Approval. The Company shall have submitted a Listing of Additional Shares Notification Form with NASDAQ relating to the issuance of the Warrants, and, upon conversion of the Notes, the Conversion Shares, and upon exercise of the Warrants, the applicable Warrant Shares at least 15 days prior to the First Closing and the issuance of the Notes and the Warrant; and the shareholders of the Company approved the issuance of 20% or more of the Company’s issued and outstanding share capital in this Offering, as required by and Nasdaq Marketplace Rule 5635.

(i) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Subscription Documents to be performed, satisfied or complied with by it at or prior to each Closing.

(j) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Subscription Documents.

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5.2 Conditions Precedent to the Obligations of the Company. The obligations of the Company to issue the Notes and the Warrants are subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Execution of the Agreement and Payment of the Purchase Price. Each Investor shall have executed this Agreement, and delivered the same to the Company and shall have delivered the Purchase Price in accordance with Section 1(b) above.

(b) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(c) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Subscription Documents to be performed, satisfied or complied with by the Investor at or prior to each Closing; and

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Subscription Documents.

6. Miscellaneous.

(a) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby shall be brought in the State of New York or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Columbia. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(b) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

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(c) Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Investors and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. In the event that any provision of this Agreement, the Note, or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note, or any other agreement, certificate, instrument or document contemplated hereby or thereby.

(e) Entire Agreement; Amendments. This Agreement, the Note, the Warrant and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor each Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by such Investor.

(f) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

FITELL CORPORATION

23-25 Mangrove Lane

Taren Point, NSW 2229

Australia

Attention:

If to the Investor:

FLYING HEIGHT CONSULTING SERVICES LIMITED

Flat/Rm 7022, Block D, 7/F

Tak Wing Ind Building 3

Tsun Wen Road, Tuen Mun NT

Hong Kong

Attention:

To the address indicated on the signature page to this Agreement.

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(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Investors shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Investor may assign its rights hereunder to any person that purchases Securities in a private transaction from the Investor or to any of its “affiliates,” as that term is defined under the Exchange Act, without the consent of the Company.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Investors. Each Investor agrees to indemnify and hold harmless the Company and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Investors of any of their representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(l) Indemnification. In consideration of each Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement or the Note, the Company shall defend, protect, indemnify and hold harmless the Investors and their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Securities Purchase Agreement is executed as of the 15th day of January, 2024.

Principal Amount of Note:	$3,600,000

Actual Amount of Purchase Price of Note:	$3,312,000

Warrant:	5,645,455

Signature of Investor:	/s/ Qian Sun

Name of Investor:	Flying Height Consulting Services Limited

Name of Authorized Signatory:	Qian Sun

Address of Investor	Flat/Rm 7022, Block D, 7/F, Tak Wing Ind Building 3, Tsun Wen Road, Tuen Mun NT, Hong Kong

ACCEPTED BY:

FITELL CORPORATION

Signature of Authorized Signatory:	/s/ Jieting Zhao

Name of Authorized Signatory:	Jieting Zhao

Date of Acceptance:	January 15, 2024

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Schedule 1

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial _______ I have an individual net worth, or joint net worth with my spouse or spousal equivalent, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______ I have had an annual gross income for the past two years of in excess of $200,000 (or $300,000 jointly with my spouse or spousal equivalent) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______ I am a director or executive officer of Fitell Corporation.

Initial _______ I am a holder in good standing of the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Licensed Investment Adviser Representative license (Series 65), each as issued by the Financial Industry Regulatory Authority, Inc.

Initial ______ I/we, am/are the grantor(s) of a revocable trust who meets one of the above categories (check all that apply).

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______ The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______ The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Initial _______ The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______ The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial _______ The investor certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for any Individual Investors.

Initial _______ The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______ The investor certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended.

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Initial _______ The investor certifies that it is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______ The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______ The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act.

Initial _______ The investor certifies that it is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act.

Initial _______ The investor certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

Initial _______ The investor certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

Initial ________ The investor certifies that it is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940, as amended.

Initial ________ The investor certifies that is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act of 1972, as amended.

Initial ________ The investor certifies that (A) it is a “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended, (i) with assets under management in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the securities offered and (iii) whose investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment or (B) that it is a “family client” as defined in Rule 202(a)(11)(G)-1 of the Investment Advisers Act of 1940, as amended, of a family office meeting the criteria specified above. 2

Initial ___/s/ QS_____ The investor certifies that it is an entity not listed above that owns “investments,”3 in excess of $5 million and that was not formed for the specific purpose of investing in the securities offered. 4

2 “Family offices” are generally defined under 275.202(a)(11)(G)-1 as private advisory entities established by families to manage their assets, plan for their families’ financial future, provide other services to family members, and do not hold themselves out to the public as investment advisers. The SEC has previously observed that single family offices generally serve families with at least $100 million or more of investable assets.

3 Generally defined by Rule 2a51-1(b) under the Investment Company Act of 1940, as amended, as investments in independently controlled companies meeting certain minimum requirements and held for investment purposes.

4 Such additional forms of entities covered by this clause include, but are not limited to, Indian tribes, governmental bodies, funds, and entities organized under the laws of foreign countries.

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EXHIBIT A

FORM OF NOTE

[attached hereto]

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EXHIBIT B

FORM OF WARRANT

[attached hereto]

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Schedule of Investors

FLYING HEIGHT CONSULTING SERVICES LIMITED

Flat/Rm 7022, Block D, 7/F

Tak Wing Ind Building 3

Tsun Wen Road, Tuen Mun NT

Hong Kong

Principal Amount of Note: $3,600,000

Actual Amount of Purchase Price of Note: $3,312,000

Warrant: 5,645,455

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